CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment 01

to

COLLABORATION AND OPTION AGREEMENT

This Amendment 01 to Collaboration and Option Agreement (the "First Amendment") is made and entered into as of June 28th, 2022 (the "Amendment 01 Effective Date"), by and between FATE Therapeutics, Inc., a Delaware corporation located at 3535 General Atomics Court, Suite 200, San Diego, California 92121, United States of America ("FATE"), and Ono Pharmaceutical Co., Ltd., 8-2, Kyutaromachi 1-chome, Chuo-ku, Osaka, Osaka 541-8564, Japan ("ONO"). FATE and ONO are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

RECITALS

Whereas, the Parties have entered into a Collaboration and Option Agreement dated September 14, 2018 (the “Agreement”), pursuant to which the Parties are conducting a research collaboration;

Whereas, as agreed in the Letter Agreement effective on December 4, 2020, the Agreement with respect to Collaboration Candidate 1 was terminated;

Whereas, as part of the Letter Agreement, ONO has designated certain Antigen Binding Domains using [***] as ONO Antigen Binding Domains;

Whereas, the Parties wish to start another drug discovery program using [***] to identify Antigen Binding Domains, with which Collaboration Candidates and Collaboration Products will be Researched and Developed under the Agreement;

Whereas, the Parties also wish to add CAR-targeted natural killer (NK) cells derived from engineered master induced pluripotent stem cells (iPSC) as potential effector cells under the Agreement;

Now, Therefore, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

Defined Terms. Capitalized terms used but not defined herein shall have the same respective meanings ascribed to such terms in the Agreement.

[***].
2.1
Prior to Amendment 01 Effective Date, the Agreement contemplates that ONO will designate ONO Antigen Binding Domain(s) directed to [***] (referred to as “[***]” under the Agreement), for which Collaboration Candidate 2 will be Researched and Developed under the Agreement and for which ONO has the right to exercise the ONO Option. As of the Amendment 01 Effective Date, ONO has designated [***] as [***] and certain ONO Antigen Binding Domain(s) directed to [***] as ONO Antigen Binding Domain [***] pursuant to the Letter Agreement.
2.2
The Parties agree that, pursuant to this First Amendment, ONO shall have the right to designate ONO Antigen Binding Domain(s) directed to [***] (“[***]”) under the Agreement. As of the Amendment 01 Effective Date, ONO hereby does designate [***] as [***] and Antigen Binding Domain(s) directed to [***] as “ONO Antigen Binding Domain [***]” (individually) or “ONO Antigen Binding Domains [***]” (collectively). Collaboration Candidates and Collaboration Products (“Collaboration Candidate 3” and “Collaboration Product 3”) directed to [***] will be Researched and Developed in accordance with the Agreement, for which ONO has the right to exercise the ONO Option.
2.3
ONO agrees to provide [***] of the Amendment 01 Effective Date. The Parties acknowledge and agree that there shall be [***] (as set forth in Section [***] of the Agreement) owed by ONO to Fate upon such delivery. If ONO does not provide [***] within [***] of the Amendment 01 Effective Date, then ONO shall be deemed to have terminated the Agreement with respect to [***] in its entirety (the “[***] Termination”).]
2.4
All references in the Agreement to ONO Antigen Binding Domain shall read ONO Antigen Binding Domain [***] (and, as such, applicable solely to [***]). The terms and conditions of the Agreement applicable to [***], ONO Antigen Binding Domain [***], Collaboration Candidate 2, Collaboration Product 2, Competitive Product 2 and Terminated Collaboration Candidate 2 (collectively, the “Collaboration Program 2”) shall also apply, mutatis mutandis, to [***] (i.e., [***]), ONO Antigen Binding Domain [***], Collaboration Candidate 3, Collaboration Product 3, Competitive Product 3 and Terminated Collaboration Candidate 3 (defined mutatis mutandis) (collectively, the “Collaboration Program 3”).
2.5
Collaboration Program 2 and Collaboration Program 3 shall be two (2) separate programs under the Agreement, in that: (a) the ONO Option will be exercised, if at all, separately for one (1) [***] and one (1) [***], and a separate Option Exercise Payment under Section 6.3.3(b) will be due for each of [***] and [***]; (b) in addition to ONO’s payment obligations under the Agreement with respect to [***] and [***], ONO has a separate set of payment obligations for [***]; (c) the same mechanism for any [***] or [***] to become a Fate Cell Therapy under [***] shall also serve as the mechanism for any [***] or [***] to become a Fate Cell Therapy under [***], applied mutatis mutandis; and (d) the FATE CDCC Option will be exercised, if at all, separately for [***] and [***].
2.6
Section 2.3.5 of the Agreement, which governs the identification of an Alternative Antigen Binding Domain, shall be of no further effect and shall be deleted in its entirety from the Agreement.
3
Amendments to the Agreement. The Parties hereby agree on the following amendments to the Agreement effective as of the Amendment 01 Effective Date:

3.1
Section 1.102 of the Agreement shall be replaced in its entirety to read as follows:

“Target 2” means: [***].

3.2
Section 1.102(a) is hereby added to the Agreement to read as follows:

“Target 3” means: [***].

3.3
Research and Development Costs. The table of Annual R&D Fees in Section 6.2.2 shall be replaced in its entirety to read as follows:

Research Term Year	Estimated Annual Collaboration Budget	Annual R&D Fees
1	$[***]	$5,000,000
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

* [***]

3.4
Development Milestones.

(a)
The tables of milestone payments in Section 6.3.4 (b), (c) and (d) are deleted in their entirety and replaced by the following tables, and each such milestone payment shall be payable once for [***] and once for [***]:
(b)
In the United States.

Development Milestone Event *	Milestone Payment
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

* [***]

(c)
In Europe.

Development Milestone Event *	Milestone Payment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

* [***]

(d)
In Asia.

Development Milestone Event	Milestone Payment
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The provisions regarding milestone payments set forth in Section 6.3.4 shall be applicable to each [***] and to [***] individually. For clarity, a separate set of milestone payments will be payable for each of [***] and [***].

3.5
Sales Milestones and Royalties. The provisions regarding milestone and royalty payments set forth in Sections 6.3.5 and 6.4 shall be applicable to [***] and to [***] individually. For clarity, a separate set of sales milestone payments will be payable for each of [***] and [***].

3.6
Termination. The termination rights and consequence in Article 11 of the Agreement shall apply separately to [***] and [***], on the one hand, and [***] and [***], on the other hand.

4
CAR-targeted NK Cell Therapeutics.
4.1
No CAR-Targeted NK Therapy Prior to Amendment 01 Effective Date. The Parties acknowledge and agree that, prior to the Amendment 01 Effective Date, the collaboration between the Parties under the Agreement only encompassed CAR-targeted T-lymphocyte therapeutics and did not encompass CAR-targeted NK cell therapeutics.
4.2
Exploration of CAR-Targeted NK Therapy. The Parties hereby agree that, as of the Amendment 01 Effective Date:
4.2.1
FATE shall have the right to and will use Commercially Reasonable Efforts to Research and Develop CAR-targeted NK cell therapeutics incorporating ONO

Antigen Binding Domain(s) directed to [***] and [***] (after the delivery thereof by ONO); provided, however, that [***]
4.2.2
Upon FATE and ONO’s effectuating a mutually-agreeable Joint Development Plan to include Research activities for CAR-targeted NK cell therapeutics incorporating ONO Antigen Binding Domain(s) directed to [***] and [***], then with respect to each such target, (i) [***]
4.2.3
In the event ONO exercises the ONO Option with respect to [***] or [***], ONO shall have the right to elect whether such Collaboration Candidate shall be [***]
4.2.4
[***]
4.2.5
Section 7.10.2 of the Agreement shall apply to any and all [***]
4.2.6
[***]
4.3
ONO Option Exercise for CAR-targeted NK Cell Therapeutics. The following definitions and provisions shall be added or modified upon ONO’s exercise of the ONO Option following effectuation of an amendment to the Joint Development Plan to encompass CAR-targeted NK cell therapeutics for [***] or [***] that incorporate a particular ONO Antigen Binding Domain; provided, however, that any such additions and/or modifications shall only apply to the [***] or [***], as applicable, for which the Joint Development Plan is expanded to encompass CAR-targeted NK cell therapeutics that incorporate such ONO Antigen Binding Domain:
4.3.1
“Biosimilar Products”. The words “a CAR-targeted T-lymphocyte therapeutic” in Section 1.7, 4th line of the Agreement shall be deleted and replaced by “a CAR-targeted T-lymphocyte therapeutic or a CAR-targeted NK cell therapeutic”.
4.3.2
“Collaboration Candidate 2”. Section 1.22 of the Agreement shall be deleted in its entirety and replaced by the following:

1.22 “Collaboration Candidate 2” means a CAR-targeted T-lymphocyte therapeutic or a CAR-targeted NK cell therapeutic derived from a master iPSC line and generated under the Joint Development Plan, where such master iPSC line is engineered to [***] for which FATE is conducting Research and Development under the Joint Development Plan and for which: (a) ONO has not exercised the ONO Option pursuant to Section 2.4.3 (Option Exercise); and (b) the applicable ONO Option Period has not expired.

4.3.3
“FATE Platform Technology”. The words [***] in the 5th line of Section [***] of the Agreement shall be deleted and replaced by [***].
4.3.4
“T cell Biology”. Section 1.103 of the Agreement shall be deleted in its entirety and replaced by the following:

1.103 “T and NK cell Biology” means [***].

4.3.5
“T Cell Biology Activities”. Section 1.104 of the Agreement shall be deleted in its entirety and replaced by the following:

1.104 “T and NK Cell Biology Activities” means those Research and Development activities that are specifically related to T and NK Cell Biology and which are set forth under the Joint Development Plan and identified as T and NK Cell Biology Activities in the Joint Development Plan.

4.3.6
Non-exclusive License for Parties' Internal Use. All the terms “T Cell Biology” in Sections [***] and [***] of the Agreement shall be replaced by “T and NK Cell Biology” and the Joint Development Plan set forth on Exhibit 1.69 shall also include activities directed to NK Cell Biology, as applicable.
4.3.7
Existing NK Cell License Agreements. Prior to the Effective Date, FATE entered into certain agreements under which FATE has been granted licenses in relation to iPSC-derived NK cell technology subject to Third Party payment obligations that are set forth on Exhibit A (“FATE NK Cell Agreements”). As of the Amendment 01 Effective Date, the Parties acknowledge that, with respect to CAR-targeted NK cell therapeutics, no sublicense has been granted from FATE to ONO under the FATE NK Cell Agreements and no agreements between FATE and any Third Party shall be deemed an Existing Agreement under the Agreement. In the event ONO desires to exercise the ONO Option with respect to a CAR-targeted NK cell therapeutic, FATE may wish to amend any of the FATE NK Cell Agreements prior to granting ONO a sublicense under the FATE NK Cell Agreements, and if so, FATE will use Commercially Reasonable Efforts to enter into such amendments, subject to ONO’s prior consent on any such amended terms, which consent by ONO shall not be unreasonably withheld, delayed or conditioned. Thereafter, upon ONO’s exercise of the ONO Option with respect to a CAR-targeted NK therapeutic, such FATE NK Cell Agreements shall be deemed Existing Agreements under the Agreement and such Patents shall be added to the Agreement as FATE Patents and sublicensed to ONO with respect to such CAR-targeted NK therapeutic, effective upon such ONO Option exercise relating thereto.
4.3.8
FATE NK Cell Patents. FATE hereby represents and warrants to ONO, as of the Amendment 01 Effective Date, that the Patents set forth on Exhibit B of this Amendment 01 (FATE NK Cell Patents) are Controlled by FATE or its Affiliates in connection with the Research, Development and Commercialization of any CAR-targeted NK cell therapeutics. Upon ONO’s exercise of the ONO Option with respect to a CAR-targeted NK cell therapeutic, the Parties agree that such Patents shall be added to Exhibit 1.48 (FATE Patents) of the Agreement and sublicensed to ONO with respect to such CAR-targeted NK therapeutic, effective upon such ONO Option exercise relating thereto.
5
ONO Option Period for [***].
5.1
Collaboration Candidate 3 Research Term. Upon the expiration of the ONO Option Period for [***] (the “[***] Option Expiration”), ONO shall, by written notice to FATE, to elect to [***]
5.2
ONO Option for Collaboration Candidate 3. ONO may exercise the ONO Option with respect to Collaboration Candidate 3 in accordance with Section 2.4.3 of the Agreement; provided, however, that in the event ONO has exercised the ONO Option with respect to [***] in accordance with Section 2.4.3 of the Agreement, then ONO may choose to defer its decision to exercise the ONO Option with respect to [***] and to extend the [***] as set forth below. In the event ONO elects to defer its decision and extend the [***], ONO shall make a [***] payment to FATE in the amount of [***] ($[***]) prior to the ONO Option Period expiration date for [***]. In such case, the [***] shall be extended to end on the earliest of (i) [***] from the Amendment 01 Effective Date, (ii) [***], and (iii) [***] after the date on which FATE has completed all IND-enabling studies for [***]. Promptly after ONO provides to FATE such notice of deferral and extension, the Parties shall mutually agree to a Joint Development Plan in an effort to promptly submit an IND to the FDA for [***] and to the Annual R&D Fees related thereto during the extended [***]. Except as otherwise expressly provided in this First Amendment or in the Joint Development Plan, the Parties shall [***] ONO shall have the right, but not the obligation, to exercise the ONO Option with respect to [***] in accordance with Section 2.4.3 of the Agreement at the end of the ONO Option Period (as may be extended as set forth above).

Removal of [***]. Sections 1.54 and 5.10 of the Agreement shall be deleted in its entirety.

Ratification of the Agreement. Except as amended as described above, all other terms and conditions stated in the Agreement shall remain in full force and effect. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

Counterparts; Electronic Delivery. This First Amendment may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile, by email in "portable document format" (".pdf"), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their respective duly authorized officers as of the Effective Date.

FATE Therapeutics, Inc. By: /s/ Scott Wolchko Name: Scott Wolchko Title: President & Chief Executive Officer	ONO Pharmaceutical Co., Ltd. By: /s/ Toichi Takino, Ph.D Name: Toichi Takino, Ph.D Title: Member of the Board of Directors Executive Officer Executive Director, Discovery & Research

Exhibit A

[FATE NK Cell Agreements]

[***]

Exhibit B

[FATE NK Cell Patents]

[***]